SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 29, 1998




                              SKIBO FINANCIAL CORP.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        United States                                  (applied for)
----------------------------      ----------       ------------------
(State or other jurisdiction      (File No.)          (IRS Employer
     of incorporation)                                Identification
                                                          Number)


242 East Main Street, Carnegie, Pennsylvania               15106
--------------------------------------------             ------------
(Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code: (412) 276-2424
                                                    --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             FIRST CARNEGIE DEPOSIT

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

         On October 29, 1998, First Carnegie Deposit, a federally chartered savings bank ("Bank"), completed its stock holding company reorganization, whereby the Bank became the wholly owned subsidiary of Skibo Financial Corp., a federally chartered stock holding company ("Skibo Financial"). Skibo Financial is majority owned by Skibo Bancshares, M.H.C., a federal mutual holding company.

         Pursuant to an agreement and plan of reorganization dated May 14, 1998, shares of Bank common stock were exchanged for shares of common stock of Skibo Financial Corp. on a three-for-two basis.

         Registrar and Transfer Company, Cranford, New Jersey is Skibo Financial's transfer agent.

         The common stock of the Company has been registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and its common stock succeeded the Bank's common stock on the Nasdaq SmallCap Market and trade under the symbol "SKBOD" beginning October 30, 1998 for 20 trading days. Following the expiration of the 20-day period, Skibo Financial Corp.'s common stock will trade under the Bank's old symbol "SKBO."

         The Bank previously filed Exchange Act reports with the Office of Thrift Supervision, Business Transactions Division, 1700 G
Street, N.W., Washington, D.C.  20052.

         A copy of a press release issued October 29, 1998 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c)      Exhibits:

                  2        Agreement and Plan of Reorganization.

                  99       Press Release dated October 29, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              SKIBO FINANCIAL CORP.



Date: October 29, 1998                        By:      /s/ Walter G. Kelly
                                                       -------------------------
                                                       Walter G. Kelly
                                                       President